EX-99.23(p)(17)

[Graphic Omitted] MELLON
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                                                                 CODE OF CONDUCT


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[Graphic Omitted] MELLON


                                                                       July 2000

Dear Mellon Financial Employee:

To achieve our goal of being the best performing financial services company, all of us at Mellon must reflect on our company's long history of integrity, teamwork and excellence. Our ability to seize new opportunities and meet future challenges rests on these Shared Values, which are the underpinning of our reputation for honorable conduct.

Since 1869, when Judge Thomas Mellon first opened the doors of Mellon Bank, our employees have steadfastly abided by the highest ethical, legal and moral standards. Mellon's CODE OF CONDUCT has been updated over the years to reflect changing times, but its basic premise has remained unchanged: Clear professional and personal guidelines will help you make decisions that preserve Mellon's reputation consistent with your own high standards of integrity.

The continued success of our business depends on our making decisions based on complete knowledge and sound judgment. By adhering to the guidelines in this CODE OF CONDUCT, you will help us be the best in all that we do. Thank you for your cooperation on this and for all your many contributions to our success.

Sincerely yours,

/a/ Marty


Martin G. McGuinn
CHAIRMAN AND CHIEF EXECUTIVE OFFICER


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CONTENTS

                                                                          Page #

INTRODUCTION .................................................................1

YOUR RESPONSIBILITIES ........................................................2

OBEYING LAWS AND REGULATIONS................................................2-4
   Criminal Laws............................................................2-3
   Anticompetitive Activities.................................................3
   Illegal Use of Corporate Funds ..........................................3-4
   Equal Employment Opportunity Laws .........................................4
   Drug Free Workplace........................................................4

AVOIDING CONFLICTS OF INTEREST .............................................4-8
   Investment Decisions.......................................................5
       Investments That Require Approval .....................................5
   Self-Dealing ..............................................................5
   Monitoring Outside Activities..............................................5
       Limiting Outside Employment ...........................................5
       Purchasing Real Estate.................................................6
       Accepting Honoraria....................................................6
       Accepting Fiduciary Appointments ......................................6
       Participating in Civic Affairs.........................................6
       Serving as an Outside Director or Officer............................6-7
       Participating in Political Activities .................................7
   Dealing With Customers and Suppliers ......................................7
       Gifts and Entertainment .............................................7-8
       Borrowing From Customers...............................................8
       Giving Advice to Customers ............................................8
           Legal Advice.......................................................8
           Tax and Investment Advice .........................................8
       Recommending Professional Services ....................................8

RESPECTING CONFIDENTIAL INFORMATION .......................................9-10
   Types of Confidential Information..........................................9
       Information Obtained From Business Relations ..........................9
       Mellon Financial Information...........................................9
       Mellon Examination Information ........................................9
       Mellon Proprietary Information ........................................9
       Electronic Information Systems .......................................10
       Information Security Systems .........................................10
       Computer Software ....................................................10
       Insider Information ..................................................10

RULES FOR PROTECTING CONFIDENTIAL INFORMATION ............................11-12
   Limited Communication to Outsiders........................................11
   Corporate Use Only .......................................................11
   Other Customers ..........................................................11
   Notification of Confidentiality ..........................................11
   Prevention of Eavesdropping ..............................................11
   Data Protection ..........................................................11
   Confidentiality Agreements................................................11
   Contact With the Public ..................................................11
   Supplemental Procedures...................................................11
   "Chinese Wall" Policy ....................................................12

TERMINATION OF EMPLOYMENT ...................................................12


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INTRODUCTION
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Today's financial services marketplace is filled with a host     TERMS FREQUENTLY USED IN THE CODE ARE DEFINED AS FOLLOWS:
of new challenges, changes and opportunities Amidst these
changes, one constant guides Mellon Financial Corporation and    *    APPROPRIATE OFFICER--head of the affected group,
all of its employees and will continue to be central to               department or subsidiary
all that we do: the mandate for integrity.
                                                                 *    APPROVAL--formal, written consent
Only by conducting ourselves and our business in accordance
with the highest standards of legal, ethical and moral           *    BANK--any bank or savings and loan association
integrity can we achieve our vision of excellence and our             subsidiary, direct or indirect, of Mellon Financial
goals for the future.                                                 Corporation

This CODE OF CONDUCT will familiarize you with the general       *    SECURITIES TRADING POLICY--Mellon Financial
guidelines of professional conduct expected from employees in         Corporation's SECURITIES TRADING POLICY
their interactions with customers, prospective customers,
competitors, suppliers, the communities we serve and one         *    CORPORATION--Mellon Financial Corporation
another. As Mellon employees, we can settle for nothing less
than full adherence to the CODE.                                 *    EMPLOYEE--any employee of Mellon Financial
                                                                      Corporation or any of its subsidiaries
Please read the CODE carefully and retain it for your
records. From time to time, you may be                           *    GENERAL COUNSEL--General Counsel of Mellon Financial
asked to certify in writing that you have followed the CODE,          Corporation
so be sure you understand it. Appropriate officers should
periodically reinforce the importance of the CODE to             *    MANAGER OF CORPORATE COMPLIANCE--Manager of
their employees, pointing out provisions of                           Corporate Compliance of Mellon Financial Corporation
particular relevance.
                                                                 *    MELLON--Mellon Financial Corporation and all its wholly- or
The penalty for violating any provision of this CODE may be           majority-owned subsidiaries and affiliates
disciplinary action up to and including dismissal. In
addition, all violations of criminal laws applicable to
Mellon's businesses are required to be and will be reported to the appropriate authorities for prosecution.

Although the CODE provisions generally have world-wide applicability, some sections of the CODE may conflict with the laws or customs of the countries in which Mellon operations are located. However, the CODE may be amended for operations outside the United States only with the approval of the Department.

If you have any questions about this CODE, ask your supervisor or consult the Legal Department. If you suspect a violation of the CODE OF CONDUCT, contact the General Counsel or Manager of
Corporate Compliance. All communications will be handled in a confidential manner.
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YOUR RESPONSIBILITIES
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As an employee, your personal conduct should reflect the         *    avoid activities that could create conflicts of
highest professional standards of behavior. You are obliged to        interest or even the appearance of conflicts of
monitor your personal and professional affairs so as not to           interest with Mellon; and
discredit yourself or Mellon. You should treat all persons
fairly. Everyone, including our competitors, has a right to      *    respect the confidentiality of Mellon business
expect you will act with complete honesty, integrity, and             information and information about those with whom
fairness. When, on behalf of Mellon, you purchase a product or        Mellon has business relationships.
service, you should do so on the basis of quality and price.
No code of conduct can anticipate every situation.  Common       Details of the above obligations are presented in the
sense and good judgment are required in responding to a          remainder of this CODE OF CONDUCT. Remember, these
situation that may not seem to be specifically covered by the    standards and examples serve as guidelines.
CODE and in recognizing when to seek advice regarding
application of the CODE. Your behavior at work reflects          Mellon has established the Questionable Activities Hotline
Mellon's ethics, so you are expected to:                         (800-234-MELN Ext. 4-8477) so employees may call to report suspected violations of the CODE or criminal activity
*  obey all laws and regulations that apply to Mellon's          involving Mellon.  Calls may be made anonymously.
   business;
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OBEYING LAWS AND REGULATIONS
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Numerous national, state and local laws of the United States      *  intentionally failing to make currency transactions filings
and other countries apply to Mellon. As an employee, you are         and other reports required by the Bank Secrecy Act;
expected to conduct all business dealings according to these
laws. Violating any of them could subject you and/or Mellon to    *  knowingly engaging in a financial transaction activity
criminal and civil penalties.  If you have questions about           involving the proceeds of an illegal activity (i.e., money
these laws or how they apply to particular situations, ask           laundering);
your supervisor or consult the Legal Department.
                                                                  *  stealing, embezzling or misapplying Mellon funds or assets;
Mellon management should be informed of matters which might
adversely affect the reputation of Mellon, including              *  using threats, physical force or other unauthorized means
investigations by any governmental agency. You must be               to collect money;
completely candid and cooperative in dealing with Mellon
attorneys and auditors.                                           *  issuing unauthorized obligations (such as certificates of deposit, notes or mortgages) or recording false entries;
CRIMINAL LAWS
A number of criminal laws apply to Mellon employees. Examples     *  using Corporate funds or assets to finance campaigns for
of activities prohibited by these laws are:                          political office;

* corruptly accepting or soliciting anything of value(except      *  lending trust funds to a Mellon officer, director or
  your salary or other compensation paid by Mellon) intending to     employee;
  be influenced or rewarded in connection with Mellon's business
  or in return for confidential information (see page 7,          *  certifying a check drawn on an account with insufficient
  "Dealing With Customers and Suppliers");                           funds;


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OBEYING LAWS AND REGULATIONS (CONT.)
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*  making a loan or giving a gift to a bank examiner who has the    arrangements." A tying arrangement is one in which a seller
   authority to examine a Mellon Bank or its affiliates;            places conditions on a sale, or the terms of a sale, of a
                                                                    product or service that obligates a buyer to purchase a separate
*  misusing federal records and documents;                          product or service. For example, you may not extend credit conditioned on a customer's rental of a Bank safe deposit box.
*  using a computer to gain unauthorized access to Mellon records   You must be sure that you do not require customers to
   of a customer;                                                   participate in prohibited tying arrangements.

*  knowing that a criminal offense has been committed and helping   The prohibitions against tying arrangements in the Federal
   the criminal avoid capture or punishment;                        Bank Holding Company Act Amendments of 1970 do not apply to certain traditional banking practices such as requiring a
*  making false reports to government officials; and                compensating balance in connection with a loan.

*  using software in knowing violation of a licensing agreement.    Questions concerning tying arrangements or other
                                                                    antitrust laws should be directed to the Legal Department.
If you are arrested, indicted, or convicted of any criminal
offense involving theft, dishonesty, or breach                      ILLEGAL USE OF CORPORATE FUNDS
of trust or other type of offense which may affect your             The purpose of any transaction that relates to Corporate
employment status, you must notify your manager promptly.           funds or assets must be revealed and recorded at the time
                                                                    of the transaction. As an employee, you may not participate in any of the activities listed below.
ANTICOMPETITIVE ACTIVITIES
The Sherman Antitrust Act prohibits any combination,                *  You may not establish or maintain secret or unrecorded
conspiracy or agreement among competitors to restrict or               funds.
prevent competition. A specific violation of this Act could be
a formal or informal agreement between you and a Mellon             *  You may not engage in any transaction knowing that part of
competitor to fix prices, allocate markets, allocate customers         an anticipated payment is to be used for unlawful or
or refuse to deal with particular suppliers or customers.              improper purposes.

If you are in contact with Mellon's competitors, you must           *  You may not record or participate in recording incorrect,
avoid any agreements with them (or even circumstances that             fictitious or misleading entries in Mellon's books or
might give the appearance of such agreements) relating to how          records.
Mellon conducts its business. You should be especially careful
at social or professional gatherings and at trade association       *  You may not use Corporate funds or assets for political
meetings where discussions or exchanges of information                 contributions in connection with federal elections. A
relating to competitive matters could occur.                           number of states also have laws restricting the use of
                                                                       corporate funds or assets in connection with state
Mellon strongly encourages employees to promote the sale of            elections. Corporate assets include your time during
all of the various Mellon products and services.                       regular working hours, Mellon equipment and supplies,
"Cross-selling" of Mellon products and services is an                  office space, clerical help and advertising facilities.
extremely valuable tool for increasing Mellon's revenues.
However, employees should be aware that the Federal Bank            *  You may not make any payment for an expressed purpose on
Holding Company Act Amendments of 1970 and antitrust laws              Mellon's behalf to any individual who you know intends to
prohibit Mellon from participating in certain "tying                   use the money for a different purpose.

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OBEYING LAWS AND REGULATIONS (CONT.)
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*  You may not make Corporate or personal                           EQUAL EMPLOYMENT OPPORTUNITY LAWS
   payments of cash or other items of value to political            Various federal, state and local equal employment opportunity
   candidates, government officials or businesses that are          (EEO) laws apply to Mellon. Some prohibit certain kinds of
   designed to influence the judgment or actions of the             discrimination inhiring, training, determining promotions, etc.;
   recipients in connection with any Mellon activity. Indeed,       others require Affirmative Action (AA). All employment decisions
   many jurisdictions, including Massachusetts, put stringent       are to be made in a manner consistent with applicable laws.
   limitations on entertainment of government officials. It is      Mellon strongly supports the principles of these laws, and
   not prohibited under U.S. law, however, to make payments to      you are expected to comply with them. You should address
   foreign government employees with essentially ministerial or     any questions concerning Mellon's EEO policy, Mellon's
   clerical duties to induce an act or decision not involving       policy prohibiting sexual harassment or Mellon's AA policy
   discretion. Examples of such "facilitating" payments include     to the Legal Department or the Corporate EEO/AA Director in
   payments to expedite shipments through customs, payments to      the Human Resources Department.
   obtain adequate police protection and payments to place
   transcontinental telephone calls.                                DRUG FREE WORKPLACE
                                                                    The illegal possession, use, purchase, transfer or sale of
Questions concerning the permissibility of any of the above         narcotics or other controlled substances on Mellon owned or
kinds of payments, which may raise issues under foreign as          controlled property, in Mellon owned or leased vehicles,
well as U.S. laws, should be directed to the Legal Department.      during performance of Mellon business or at Mellon
                                                                    sponsored events is strictly prohibited.
                                                                    Any of these activities are grounds for disciplinary
                                                                    action, up to and including termination of employment.
                                                                    Mellon will cooperate with the appropriate law
                                                                    enforcement agencies with respect to such acts. Employees
                                                                    are required to become thoroughly familiar with our DRUG
                                                                    AND ALCOHOL CONTROL POLICY (CPP-504-4).

AVOIDING CONFLICTS OF INTEREST
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In business, a conflict of interest is generally defined as a    *  harm or impair Mellon's financial or professional
single person or entity having two or more interests that are       reputation; or
inconsistent. You should not cause Mellon or yourself to have
a conflict of interest. You should be particularly sensitive     *  benefit you at the expense of Mellon.
to situations involving family or household members. In your
case, a conflict of interest occurs when you allow any           As an employee, you are not permitted to participate in any
interest, activity or influence outside of Mellon to:            activity that causes a conflict of interest or gives the
                                                                 appearance of a conflict of interest. Areas frequently
*  influence your judgment when acting on behalf of Mellon;      involved in conflicts of interest and examples of
                                                                 prohibited activities are described below.
*  compete against Mellon in any business activity;
                                                                 If you believe that you have, or may be perceived to have,
*  divert business from Mellon                                   a conflict of interest, you must disclose that conflict in writing to the Manager of Corporate Compliance. The Manager
*  diminish the efficiency with which you perform your regular   of Corporate Compliance must keep copies of all such
   duties;                                                       disclosures.


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AVOIDING CONFLICTS OF INTEREST (CONT.)
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INVESTMENT DECISIONS                                                or close personal friend because it might impair or appear
Because your investments can lead to conflicts of interest,         to impair your professional judgment or the performance of
you must be familiar with, and comply with, the investment          your duties, or from giving credit approval to loans made
guidelines contained in the SECURITIES TRADING POLICY, which        by an employee who is your spouse because it might impact
contains restrictions and pre-clearance and reporting               your spouse's incentive compensation or performance
requirements for various types of securities transactions,          appraisal; and
including publicly traded securities. The SECURITIES TRADING
POLICY also contains special requirements for dealings in        *  representing any non-Mellon company in any
Mellon securities. In addition, certain types of investments        transaction with Mellon that involves the exercise of
must be reviewed individually.                                      discretion by either party.

INVESTMENFS THAT REQUIRE APPROVAL                                MONITORING OUTSIDE ACTIVITIES
In addition to the requirements contained in the SECURITIES      As an employee, you are expected to avoid any outside
TRADING POLICY, you are required to obtain approval from the     interest or activity that will interfere with your duties.
Manager of Corporate Compliance:                                 Generally, your outside interests or activities should not:

*  before you invest in a business enterprise if you             *  significantly encroach on time or attention you
   have responsibilities for, or have decision-making               devote to your duties;
   responsibilities regarding, providing services to, or
   purchasing goods and services from, that business             *  adversely affect the quality of your work;
   enterprise on behalf of Mellon; or
                                                                 *  compete with Mellon's activities;
*  to hold an investment in a business enterprise if you
   are assigned responsibility for, or have decision-making      *  involve any significant use of Mellon's equipment,
   responsibilities regarding, providing services to, or            facilities or supplies;
   purchasing goods or services from, that business
   enterprise on Mellon's behalf after you have made your        *  imply Mellon's sponsorship or support (for
   investment.                                                      example, through the use of Mellon stationery for
                                                                    personal purposes); or
SELF-DEALING
To further avoid conflicts of interest, you are restricted       *  adversely affect the reputation of Mellon.
from becoming involved in certain business dealings with
Mellon. As an employee, you are prohibited from:                 LIMITING OUTSIDE EMPLOYMENT
                                                                 While an employee, you may not accept outside employment as
*  directly or indirectly buying assets from (other than assets  a representative who prepares, audits or certifies
   being offered to the public or employees generally), or       statements or documents pertinent to Mellon's business.
   selling assets to, Mellon or any account for which Mellon
   acts as a fiduciary unless you have prior consent from the    In addition, you must obtain approval from the Manager of
   appropriate officer or you have court or regulatory           Corporate Compliance before you accept employment as a
   approval, as required;                                        broker, contractor or agent who engages in real estate
                                                                 transactions such as negotiating and selling mortgages for
*  representing Mellon in any activity (whether an               others, appraising property or collecting rents; or as an
   internal Mellon activity or a transaction between Mellon      attorney, tax or investment counselor, or insurance broker
   and a third party) requiring your judgment or discretion      or agent.
   which affects a person or organization in which you have
   a material interest, financial or otherwise. For example,
   you are prohibited from representing Mellon in lending
   money to a relative
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AVOIDING CONFLICTS OF INTEREST (CONT.)
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PURCHASING REAL ESTATE                                           Even if you are acting on behalf of a family member or
Because certain subsidiaries of the Corporation are engaged in   receive approval to act as fiduciary or co-fiduciary, you
real estate activities, any real estate transaction you make     are expected to follow these guidelines:
must be scrutinized to make certain it is not competitive with
Mellon activities.                                               *  avoid any representations that you are
                                                                    performing (or have access to) the same professional
Unless you receive prior approval from the Manager of               services that are performed by a Bank;
Corporate Compliance, or the purchase is made in a public
auction in which Mellon is not competing, you should not         *  do not accept a fee for acting as co-fiduciary
directly or indirectly:                                             with a Bank unless you receive approval from the board
                                                                    of directors of that Bank; and
*  purchase commercial real estate from, or sell it to, a
   current or known potential Mellon customer;                   *  do not permit your appointment to interfere with
                                                                    the time and attention you devote to your job
*  purchase any real estate with a mortgage on which                responsibilities.
   Mellon is foreclosing or on which you know Mellon is
   planning to foreclose, or
                                                                 PARTICIPATING IN CIVIC AFFAIRS
*  bid on or purchase any real estate that you know              You are encouraged to take part in charitable, educational,
   Mellon is considering or is likely to consider                fraternal or other civic affairs, as long as such
   purchasing.                                                   affairs do not interfere or conflict with your
                                                                 responsibilities at Mellon. However, you should review the
ACCEPTING HONORARIA                                              requirements of "Serving as an Outside Director or Officer"
Neither you nor any member of your immediate family may accept   (see below) as they may apply to your participation in
cash honoraria for your public speaking or writing services on   civic affairs. You should not imply Mellon's sponsorship or
Mellon's behalf. If a cash honorarium is tendered, you should    support of any outside event or organization without the
donate it to the Mellon Bank Foundation, request that it be      approval of the Chief Executive Officer of your entity or
donated to a charity of your choice, or turn it over to the      the Chief Executive Officer's delegate.
Finance Department. You may accept noncash honoraria of modest
value (not to exceed $100). You also may accept reimbursement    SERVING AS AN OUTSIDE DIRECTOR OR OFFICER
of related expenses subject to the approval of the Manager of    In view of the potential conflicts of interest and the
Corporate Compliance. You should check with the Tax Group to     possible liability for both you and Mellon, you are urged
ensure proper tax treatment.                                     to be cautious when considering service as an officer,
                                                                 general partner or director of any non-Mellon entity.
ACCEPTING FIDUCIARY APPOINTMENTS                                 Before agreeing to such service, you should review and
A fiduciary appointment is an appointment as an administrator,   comply with the Corporate Policy on OUTSIDE DIRECTORSHIPS
executor, guardian, custodian for a minor, trustee or managing   AND OFFICES (CPP-805-1), which requires approvals to hold
agent. Unless you are acting on behalf of a member of your       certain outside offices and directorships. Approvals
family or you have obtained approval from the Manager of         granted under this Policy do not constitute requests by
Corporate Compliance, you may not accept a fiduciary or          Mellon to serve, nor do they carry with them
co-fiduciary appointment. You also may not act as a deputy or    indemnification.
co-tenant of a safe deposit box, or act as agent or
attorney-in-fact (including signer or co-owner) on a customer's  While you are serving as an officer, general partner or
account.                                                         director of an outside entity, you should:

                                                                 *  not attempt to influence or take part in any vote or
                                                                    decision that may lead to the use of a Mellon product or
                                                                    service by the outside entity, or result in the conferring of some specific benefit to Mellon by the outside entity,
                                                                    and see that the outside entity's records reflect your
                                                                    abstention;


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AVOIDING CONFLICTS OF INTEREST (CONT.)
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*  relinquish any responsibility you may have for any             DEALING WITH CUSTOMERS AND SUPPLIERS
   Mellon relationship with the outside entity;                   In your dealings with customers and suppliers, situations
                                                                  sometimes occur that may create a conflict of interest or
*  be satisfied that the outside entity conducts its              the appearance of a conflict of interest. To avoid such
   affairs lawfully, ethically and in accordance with             conflicts, Corporate policies were developed in the areas
   prudent management and financial practices; and                listed below.

*  comply with the annual approval requirements in the            GIFTS AND ENTERTAINMENT
   Corporate Policy on OUTSIDE DIRECTORSHIPS AND OFFICES          Under the Bank Bribery Act, you may not offer or accept
   (CPP-805-1).                                                   gifts or other items of value under circumstances intended to influence you, a customer or supplier in conducting
Any employee serving as a treasurer of a public                   business. Items of value include money, securities,
organization-such as a school district, borough or other          business opportunities, goods, services, discounts on goods
similar governmental entity-must consult the Legal Department     or services, entertainment, food or drink (see page 2,
for further guidelines.                                           "Obeying Laws and Regulations"). Employees of NASD
                                                                  members should check NASD rules, which in some instances
PARTICIPATING IN POLITICAL ACTIVITIES                             are more restrictive. Under the Bank Bribery Act, you may
Mellon encourages you to keep informed concerning political       not:
issues and candidates and to take an active interest in
political affairs. If you do participate in any political         *  solicit for yourself or for a third party (other
activity, however, you may not act as a representative of            than Mellon) anything of value from anyone in return
Mellon unless you are specifically authorized in writing to do       for any Mellon business, service or confidential
so by the Chief Executive Officer of the Corporation.                information;

As explained in "Obeying Laws and Regulations" on page 3, it is   *  give cash gifts to, or accept cash gifts from, a
unlawful to use Corporate funds or assets in connection with         customer supplier or person to whom you refer business;
federal elections, and many states also restrict the use of
corporate funds or assets in connection with state elections.     *  use your position at Mellon to obtain anything of
In accordance with applicable laws, however, Mellon may              value from a customer, supplier or person to whom you
establish political action committees for lawful participation       refer business;
in the political process. The use of Corporate funds or assets
in connection with state elections may not be made without        *  accept gifts under a will or trust instrument of a
prior approval of the Legal Department.                              customer unless you have the prior approval of the
                                                                     Manager of Corporate Compliance; or
Hospitality toward public officials should never be such that
it could tend to compromise, or give the appearance of            *  except as provided below, accept anything of value
compromising, the honesty or integrity of the public official        (other than earned salary, wages and fees) from anyone
or Mellon. Hospitality should be extended with the expectation       in connection with Mellon business.
that it will become public knowledge and should be extended in
compliance with all applicable laws and regulations.              The business practices listed below do not create the risk of corruption or breach of trust to Mellon and are
                                                                  permissible. Accordingly, you may accept:

                                                                  *  gifts, gratuities, amenities or favors based on
                                                                     obvious family or personal relationships (such as
                                                                     those between an employee's parents, children or
                                                                     spouse) where the circumstances make it clear that
                                                                     those relationships-rather than Mellon business-are
                                                                     the motivating factors;



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AVOIDING CONFLICTS OF INTEREST (CONT.)
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*  meals, refreshments, travel arrangements or                    Entertainment, gifts or prizes given to customers or
   accommodations, or entertainment of reasonable value and       suppliers by employees should be appropriate for the
   in the course of a meeting or other occasion held for          circumstances and constitute necessary and incidental
   business discussions, provided that the expenses would be      Mellon business expenses. If you seek reimbursement from
   paid by Mellon as a reasonable business expense;               Mellon for business expenses, it is your responsibility to see that your expense diary is accurate and reflects only
*  loans from other banks or financial institutions on            appropriate business expenses. In dealing with employees of
   customary terms to finance proper and usual employee           other banks or bank holding companies, you should be aware
   activities (such as home mortgage loans), except where         that gifts or prizes given to those employees are subject
   prohibited by law;                                             to the Bank Bribery Law, and that the Bank Bribery Law
                                                                  applies to both givers and recipients.
*  advertising or promotional material, such as pens,
   pencils, note pads, key chains, calendars and similar          BORROWING FROM CUSTOMERS
   items having a value of less than $100;                        You are not permitted to borrow from, or lend your
                                                                  personal funds to, Mellon customers, brokers or
*  discounts or rebates on merchandise or services that           suppliers. Credit transactions in customers' normal course
   do not exceed those available to other customers;              of business and on regular terms (for example, transacting business with a recognized lending institution or charging
*  gifts that have a value of less than $100 and are              items at a department store) are not included in this
   related to commonly recognized events or occasions, such       restriction.
   as a promotion, conference, sports outing, new job,
   wedding, retirement or holiday; or                             GIVING ADVICE TO CUSTOMERS
                                                                  Unless your regular Corporate duties specifically permit,
*  civic, charitable, educational or religious                    you may not give legal, tax or investment advice to
   organization awards for recognition of service and             customers.
   accomplishment.
                                                                  LEGAL ADVICE-You may be asked by a customer to make a
If you receive or anticipate receiving something of value from    statement regarding the legal implications of a proposed
a supplier, customer or person to whom you refer business in a    transaction. You cannot give legal advice to customers. Be
situation that is not specifically permitted by the CODE, you     sure, therefore, that nothing you say might be interpreted
must notify the Manager of Corporate Compliance in writing of     as legal advice.
the circumstances. You may not accept the item (or must return
it if you have already received it) unless you receive            TAX AND INVESTMENT ADVICE-You may not advise customers on
approval from the Manager of Corporate Compliance. The Manager    matters concerning tax problems, tax return preparation or
of Corporate Compliance will approve or deny requests based       investment decisions.
upon the reasonableness of the circumstances and whether the
circumstances pose a threat to Mellon's integrity. The Manager    RECOMMENDING PROFESSIONAL SERVICES
of Corporate Compliance will maintain copies or records of all    Customers and others may ask your help to find qualified
requests and responses.                                           professional people or firms. Unless you name several
                                                                  candidates without indicating favoritism, you may not
                                                                  recommend attorneys, accountants, insurance brokers or
                                                                  agents, stock brokers, real estate agents, etc., to
                                                                  customers, employees or others. Under no circumstances may you make a recommendation if you expect to benefit.

---------------------------------------------------------------- -------------------------------------------------------------

                                                                          page 8


RESPECTING CONFIDENTIAL INFORMATION
---------------------------------------------------------------- -------------------------------------------------------------

As an employee, you may have knowledge, reports or statements    MELLON FINANCIAL INFORMATION
about Mellon's business or possess confidential information      Financial information about Mellon is confidential unless
about the private or business affairs of Mellon's customers      it has been published in reports to shareholders or has
and suppliers. You should assume that all information about      been made otherwise available to the public. It is the
Mellon business or the private or business affairs of Mellon's   policy of the Corporation to disclose all material
customers(including applicants and former customers) or          Corporate information to the public in such a manner that
suppliers is confidential and you should treat that              all those who are interested in the Corporation and its
information as privileged and hold it in the strictest           securities have equal access to the information. Except as
confidence.                                                      required by law or approved by the Finance Department,
                                                                 financial information is not to be released to any person
Confidential information is to be used only for Corporate        or organization. If you have any questions about disclosing
purposes. Under no circumstances may you use such information    financial information, contact the head of the Finance
for personal gain or pass it on to any person outside Mellon,    Department.
including family or friends, or even to other employees who do
not need such information to perform their jobs or to provide    MELLON EXAMINATION INFORMATION
services to or for Mellon. All employees must comply with        Virtually all Mellon entities are periodically reviewed by
Mellon's Consumer Privacy Policies and applicable privacy laws   regulatory examiners. Certain reports made by those
and regulations.                                                 regulatory agencies are the property of those agencies and are strictly confidential. Giving information from those
TYPES OF CONFIDENTIAL INFORMATION                                reports to anyone not officially connected with Mellon is a
Although it is impossible to provide an exhaustive list of       criminal offense.
information that should remain confidential, the following are
examples of the general types of confidential information that   MELLON PROPRIETARY INFORMATION
employees might receive in the ordinary course of carrying out   Certain nonfinancial information developed by Mellon--such
their job responsibilities.                                      as business plans, customer lists, methods of doing
                                                                 business, computer software, source codes, data bases and
INFORMATION OBTAINED FROM BUSINESS RELATIONS                     related documentation--is valuable information that is
You may possess confidential information about those with whom   proprietary and confidential. You are not to disclose it to
Mellon has business relations. If released, such information     anyone outside Mellon or to anyone inside Mellon who does
could have a significant effect on their operations, their       not have a need to know such information. This
business reputations or the market price of their securities.    obligation survives your employment with Mellon. Employees
Disclosing such information could expose both you and Mellon     are prohibited from using Corporate time, resources and
to liability for damages. Customer information should not be     assets (including Mellon proprietary information) for
released to third parties without customer authorization         personal gain. Mellon has proprietary rights in any
except as approved by the Legal Department.                      materials, products or services that you create which
                                                                 relates to your work at Mellon, that use Mellon resources
                                                                 (equipment, etc.) or that are created during your regular
                                                                 work hours. You must disclose such materials, products or
                                                                 services to Mellon.

---------------------------------------------------------------- -------------------------------------------------------------

page 9


---------------------------------------------------------------- -------------------------------------------------------------
ELECTRONIC INFORMATION SYSTEMS                                   COMPUTER SOFTWARE
E-mail (internal and external), voice mail and communications    Computer software is to be used on Mellon business only and
systems are intended for Mellon business use only.               must be used in accordance with the terms of the licensing
Messages and information contained on these systems are          agreement. No copying of software is permitted except in
subject, at Mellon's sole discretion, to access,                 accordance with the licensing agreement.
monitoring, review and/or disclosure by authorized Mellon
personnel with or without notice, at any time. You should        INSIDER INFORMATION
not expect messages sent on these systems to be treated          Insider information is material nonpublic information
as private or confidential. Employees may not use e-mail         relating to securities issued by any corporation.
systems to (1) bypass financial transaction documentation        Information is considered "material" if it is important
requirements; (2) send inappropriate, harassing or               enough to affect the judgment of investors about whether to
offensive messages; (3) solicit; or (4) deliberately             buy, sell or hold stock, or to influence the market price
distribute any program or virus that could be destructive        of the stock.
to hardware, software or files on any computer. You
should also limit the transmission of highly sensitive           The courts have ruled that insider information about
information on these systems.  Messages created in these         securities must be made public before anyone possessing it
systems should be in compliance with the Corporate Policy        can trade or recommend the purchase or sale of the
on DOCUMENT CREATION AND RETENTION (CPP-111-2).  For more        securities concerned.  Under federal and state securities
detailed information on use of these systems, see the            laws, you, Mellon and the person who receives the
Corporate Policies on USE OF ELECTRONIC MAIL (CPP-111-3);        information could held legally responsible for misusing
USE OF MELLON'S E-MAIL NETWORK FOR INTERNAL                      insider information.
COMMUNICATIONS (CPP-111-3(A)); USE OF MELLON'S E-MAIL
NETWORK FOR EXTERNAL COMMUNICATIONS (CPP-111-3(B)); and          Obviously, the insider information rule is very difficult
ACCESS TO ELECTRONIC INFORMATION (CPP-111-4).                    to apply in given circumstances. Employees must be
Additionally, Mellon provides employees access to both           extremely cautious in discussing Corporate information with
the Internet and Intranet (Mellon's internal Internet            any person outside of Mellon or in using information
system) as a resource to obtain Mellon organizational or         obtained at Mellon in making personal investment decisions.
business related information. Your use of the Internet           If you have any doubts about whether or not an item is
and Intranet is subject, at Mellon's sole discretion, to         insider information or whether or not it has been or should
access, monitoring, review and/or disclosure by                  be revealed, consult the Legal Department.
authorized Mellon personnel with or without notice, at
any time, and should not be viewed as private or
confidential. For more detailed information on use of the
Internet and Intranet, see the Corporate Policy on
INTERNET/INTRANET ACCESS AND USE (CPP-204-2).

INFORMATION SECURITY SYSTEMS
If you have access to Mellon information systems, you are responsible for taking precautions necessary to prohibit unauthorized entry to the system. You should safeguard your passwords or other means of entry.

---------------------------------------------------------------- -------------------------------------------------------------


RULES FOR PROTECTING CONFIDENTIAL INFORMATION
--------------------------------------------------------------------------------

The following are some basic rules to follow to protect          CONFIDENTIALITY AGREEMENTS
confidential information.                                        Confidentiality agreements to which Mellon is a party must be complied with in addition to, but not in lieu of, this
LIMITED COMMUNICATION TO OUTSIDERS                               Policy. Confidentiality agreements that deviate from
Confidential information should not be communicated to anyone    commonly used forms should be reviewed in advance by the
outside Mellon, except consistent with Mellon's policies on      Legal Department.
communicating such information.
                                                                 CONTACT WITH THE PUBLIC
CORPORATE USE ONLY                                               All contacts with institutional shareholders or securities
Confidential information should be used only for Corporate       analysts about Mellon must be made through the Investor
purposes. Under no circumstances may an employee use it,         Relations Division of the Finance Department. All contacts
directly or indirectly, for personal gain or for the benefit     with the media and all speeches or other public statements
of any outside party who is not entitled to such information.    made on behalf of Mellon or about Mellon's businesses must be cleared in advance by Corporate Affairs. All media
OTHER CUSTOMERS                                                  inquiries should be directed to Corporate Affairs. In
Where appropriate, customers should be made aware that           speeches and statements not made on behalf of Mellon, care
employees will not disclose to them other customers'             should be taken to avoid any implication that Mellon
confidential information or use the confidential information     endorses the views expressed.
of one customer for the benefit of another.
                                                                 SUPPLEMENTAL PROCEDURES
NOTIFICATION OF CONFIDENTIALITY                                  Mellon entities, departments, divisions and groups should
When confidential information is communicated to any person,     establish their own supplemental procedures for protecting
either inside or outside Mellon, they should be informed of      confidential information, as appropriate. These procedures
the information's confidential nature and the limitations on     may include:
its further communication.
                                                                 *  establishing records retention and destruction
PREVENTION OF EAVESDROPPING                                         policies;
Confidential matters should not be discussed in public or in
places such as in building lobbies, restaurants or elevators,    *  using code names;
where persons may overhear. Precautions, such as locking
materials in desk drawers overnight, stamping material           *  limiting the staffing of confidential matters (for
"Confidential" and delivering materials in sealed envelopes,        example, limiting the size of working groups and the
should be taken with written materials to ensure they are not       use of temporary employees, messengers and word
read by unauthorized persons.                                       processors); and

DATA PROTECTION                                                  *  requiring written confidentiality agreements for
Data stored on personal computers and diskettes should be           certain employees.
properly secured to ensure it is not accessed by unauthorized
persons. Access to computer files should be granted only on a     Any supplemental procedures should be used only to protect
need-to-know basis. At a minimum, employees should comply with    confidential information and not to circumvent appropriate
applicable Mellon policies on electronic data security.           report and recordkeeping requirements.
----------------------------------------------------------------  -------------------------------------------------------------

page 11



---------------------------------------------------------------- -------------------------------------------------------------
"CHINESE WALL" POLICY                                            other departments or divisions of Mellon Banks or from
To facilitate compliance with the prohibition on trading in      other Mellon subsidiaries; and procedures for reporting the
securities while in possession of insider information,           receipt of material nonpublic information by investment
diversified financial services organizations, including          personnel.
Mellon, have adopted "Chinese Wall" policies. The Chinese Wall
separates the business units or employees likely to receive      You must know this policy, particularly if you work in an
insider information from the business units or employees that    area that handles investment decisions or if you supply or
trade in securities or provide investment advice.                might be asked to supply information to employees in such
                                                                 areas. Under no circumstances should you receive or pass on
Mellon's CHINESE WALL POLICY (CPP-903-2(C)) establishes rules    information that may create a conflict of interest or
restricting the flow of information within Mellon to             interfere with a fiduciary obligation of Mellon.
investment personnel; procedures to be used by investment
personnel to obtain information from


TERMINATION OF EMPLOYMENT
--------------------------------------------------------------------------------

You must return all property of Mellon immediately before or upon termination of employment. This includes all forms of Mellon proprietary information; all hard-copy and computer files; customer lists; personal computer hardware and software; statistical analysis, product pricing, various formulas and models; identification cards; keys and access cards; and other confidential information. In addition, you may not retain copies of any such property. You must also return cellular or car phones, pagers, laptop computers and any other equipment that Mellon made available to facilitate performance of your job.

NOTES

                [Graphic Omitted] MELLON
                Corporate Compliance
                www.mellon.com

CO-1040 Rev. 06/00 PD 06/00

[Graphic omitted] MELLON


                            SECURITIES TRADING POLICY

                                [Graphic Omitted]

[Graphic omitted] MELLON

                                                                       July 2000

Dear Mellon Financial Employee:

At Mellon, we take great pride in our transformation over the years from a regional bank to a global financial services company. Our growth makes us better able to meet customer's changing needs, gives us greater stability during any unexpected economic downturn and affords us the opportunity to be the best performing financial services company.

This diversity of our businesses also makes us a complex organization, which is why it's more important than ever that you clearly understand Mellon's Securities Trading Policy. Mellon has long maintained strict policies regarding securities transactions, all with the same clear-cut objective: to establish and demonstrate our compliance with the high standards with which we conduct our business.

If you are new to Mellon, please take the time to fully understand the Policy and consult it whenever you are unsure about appropriate actions. If you have seen the Policy previously, I urge you to renew your understanding of the entire document and its implications for you. Only by strict adherence to the Policy can we ensure that our well-deserved reputation for integrity is preserved.

Sincerely yours,

/s/ Martin G. McGuinn

Martin G. McGuinn
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

TABLE OF CONTENTS

                                                                        Page #

INTRODUCTION ..............................................................1

CLASSIFICATION OF EMPLOYEES ...............................................2
         Insider Risk Employees ...........................................2
         Investment Employees ...........................................2-3
         Access Decision Makers ...........................................3
         Other Employees ..................................................3
         Consultants, Independent Contractors and Temporary Employees .....3

PERSONAL SECURITIES TRADING PRACTICES ..................................4-45

  SECTION ONE--APPLICABLE TO INSIDER RISK EMPLOYEES
         Quick Reference - Insider Risk Employees .........................4
         Standards of Conduct for Insider Risk Employees ................5-9
         Restrictions on Transactions in Mellon Securities ............10-12
         Restrictions on Transactions in Other Securities .............12-15
         Protecting Confidential Information ..........................16-18

  SECTION TWO--APPLICABLE TO INVESTMENT EMPLOYEES
         Quick Reference - Investment Employees ..........................19
         Standards of Conduct for Investment Employees ................20-25
         Restrictions on Transactions in Mellon Securities ............26-28
         Restrictions on Transactions in Other Securities .............28-31
         Protecting Confidential Information ..........................32-34
         Special Procedures for Access Decision Makers ...................34

  SECTION THREE--APPLICABLE TO OTHER EMPLOYEES
         Quick Reference - Other Employees ...............................35
         Standards of Conduct for Other Employees .....................36-37
         Restrictions on Transactions in Mellon Securities ............37-39
         Restrictions on Transactions in Other Securities .............39-42
         Protecting Confidential Information ..........................43-45

GLOSSARY
  Definitions .........................................................46-52
  Exhibit A - Sample Letter to Broker ....................................53

INTRODUCTION
--------------------------------------------------------------------------------

The SECURITIES TRADING POLICY (the "Policy") is designed to reinforce Mellon Financial Corporation's ("Mellon's") reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon employee.

Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

Employees outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from U.S. law and which may subject such employees to additional requirements. Such employees must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, employees should consult the General Counsel or the Manager of Corporate Compliance.

Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Audit & Risk Review Department.

Employees must read the Policy and must comply with it. Failure to comply with the provisions of the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of Corporate Compliance or his/her designee.

--------------------------------------------------------------------------------
page 1

CLASSIFICATION OF EMPLOYEES
--------------------------------------------------------------------------------

The Policy is applicable to all employees of Mellon and all of its subsidiaries which are more than 50% owned by Mellon. This includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees. It does not include consultants and contract or temporary employees, nor employees of subsidiaries which are 50% or less owned by Mellon. Although the Policy provisions generally have worldwide applicability, some sections of the Policy may conflict with the laws or customs of the countries in which Mellon operations are located. The Policy may be amended for operations outside the United States only with the approval of the Manager of Corporate Compliance.

Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one of four categories: Insider Risk Employee, Investment Employee, Access Decision Maker and Other Employee. Appropriate requirements and limitations are specified in the Policy based upon an employee's classification.

Business line management, in conjunction with the Manager of Corporate Compliance, will determine the classification of each employee based on the following guidelines. Employees should confirm their classification with their Preclearance Compliance Officer or the Manager of Corporate Compliance.

INSIDER RISK EMPLOYEE
You are considered to be an Insider Risk Employee if, in the normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's commercial credit or corporate finance customers. This will typically include certain employees in the credit, lending and leasing businesses, certain members of the Audit & Risk Review, and Legal Departments, and all members of the Senior Management Committee who are not Investment Employees.

INVESTMENT EMPLOYEE
You are considered to be an Investment Employee if, in the normal conduct of your Mellon responsibilities, you are likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's trading in securities for the accounts of others, and/or if you provide investment advice.

--------------------------------------------------------------------------------
                                                                          page 2

CLASSIFICATION OF EMPLOYEES
--------------------------------------------------------------------------------

INVESTMENT EMPLOYEE (cont.)
This will typically include:

* certain employees in fiduciary securities sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions;

* an employee of a Mellon entity registered under the Investment Advisers Act of 1940 who is also an "Access Person" as defined by Rule 17j-1 of the Investment Company Act of 1940 (see glossary); and

* any member of Mellon's Senior Management Committee who, as part of his/her usual duties, has management responsibility for fiduciary activities or routinely has access to information about customers' securities transactions.

ACCESS DECISION MAKER (ADM)
A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

OTHER EMPLOYEE
You are considered to be an Other Employee if you are an employee of Mellon Financial Corporation or any of its direct or indirect subsidiaries who is not an Insider Risk Employee, Investment Employee, or an ADM.

CONSULTANTS, INDEPENDENT CONTRACTORS AND TEMPORARY EMPLOYEES
Managers should inform consultants, independent contractors and temporary employees of the general provisions of the Policy (such as the prohibition on trading while in possession of material nonpublic information), but generally they will not be required to preclear trades or report their personal securities holdings. If one of these persons would be considered an Insider Risk Employee, Investment Employee or Access Decision Maker if the person were a Mellon employee, the person's manager should advise the Manager of Corporate Compliance who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.

--------------------------------------------------------------------------------
page 3

PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

SECTION ONE-APPLICABLE TO INSIDER RISK EMPLOYEES

QUICK REFERENCE-INSIDER RISK EMPLOYEES

SOME THINGS YOU MUST DO
DUPLICATE STATEMENTS & CONFIRMATIONS--Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to MANAGER OF CORPORATE COMPLIANCE, MELLON FINANCIAL CORPORATION, PO BOX 3130, PITTSBURGH, PA 1 5230-3130:
*    Trade confirmations summarizing each transaction

*    Periodic statements

Exhibit A of this Policy can be used to notify your broker. This applies to all accounts in which you have a beneficial interest. (See Glossary)

PRECLEARANCE--Before initiating a securities transaction, written preclearance must be obtained from the Manager of Corporate Compliance. This can be done by completing a Preclearance Request Form and:
*    delivering  the  request  to  the  Manager  of  Corporate  Compliance,  AIM
     151-4340,

*    faxing the request to (412) 234-1516, or

*    contacting  the  Manager  of  Corporate   Compliance  for  other  available
     notification options.

Preclearance Request Forms can be obtained from Corporate Compliance (412) 234-1661. If preclearance approval is received the trade must be executed before the end of the 3rd business day (with the date of approval being the 1st business day), at which time the preclearance approval will expire.

SPECIAL APPROVALS
* Acquisition of securities in a Private Placement must be precleared by the employee's Department/Entity head and the Manager of Corporate Compliance.

* Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

SOME THINGS YOU MUST NOT DO
MELLON   SECURITIES--The   following   transactions  in  Mellon  securities  are
prohibited for all Mellon Employees:
*    Short sales

*    Purchasing and selling or selling and purchasing within 60 days

*    Purchasing or selling during a blackout period

*    Margin purchases or options other than employee options.

NON-MELLON SECURITIES--New investments in financial services organizations are prohibited for CERTAIN EMPLOYEES ONLY-see page 13.

OTHER RESTRICTIONS are detailed throughout Section One. READ THE POLICY!

EXEMPTIONS
Preclearance is NOT required for:
* Purchases or sales of municipal bonds, non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, securities issued by investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.

* Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.

* Transactions that are non-volitional on the part of an employee (such as stock dividends).

*    Changes in elections under Mellon's 401(k) Retirement Savings Plan.

*    An exercise of an employee stock option administered by Human Resources.

* Automatic reinvestment of dividends under a DRIP or Automatic Investment Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.)

* Sales of securities pursuant to tender offers and sales or exercises of "Rights" (see page 7).

QUESTIONS?
(412) 234-1661

THIS PAGE IS FOR REFERENCE PURPOSES ONLY. EMPLOYEES ARE REMINDED THEY MUST READ THE POLICY AND COMPLY WITH ITS PROVISIONS.
--------------------------------------------------------------------------------
                                                                          page 4

PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

STANDARDS OF CONDUCT FOR INSIDER RISK EMPLOYEES

Because of their particular responsibilities, Insider Risk Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

Every insider Risk Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

CONFLICT OF INTEREST
No employee may engage in or recommend any securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC INFORMATION
No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS
TRADING ACCOUNTS--All Insider Risk Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.

PERSONAL SECURITIES TRANSACTIONS REPORTS
TRADING ACCOUNTS--All Insider Risk Employees are required to instruct their broker, trust account manager or other entity through which they have a securities trading account to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Insider Risk Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance. An example of an instruction letter to a broker is in Exhibit A.

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PERSONAL SECURITIES TRADING PRACTICES
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PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS
All Insider Risk Employees must notify the Manager of Corporate Compliance in writing and receive preclearance before they engage in any purchase or sale of a security. Insider Risk Employees should refer to the provisions under "Beneficial Ownership" on page 15, which are applicable to these provisions.

All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the Manager of Corporate Compliance.

The Manager of Corporate Compliance will notify the Insider Risk Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

Notifications may be given in writing or verbally by the Manager of Corporate Compliance to the Insider Risk Employee. A record of such notification will be maintained by the Manager of Corporate Compliance. However, it shall be the responsibility of the Insider Risk Employee to obtain a written record of the Manager of Corporate Compliance's notification within 24 hours of such notification. The Insider Risk Employee should retain a copy of this written record.

As there could be many reasons for preclearance being granted or denied, Insider Risk Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

Although making a preclearance request does not obligate an Insider Risk Employee to do the transaction, it should be noted that:

* preclearance requests should not be made for a transaction that the Insider Risk Employee does not intend to make.

* preclearance authorization will expire at the end of the third business day after it is received. The day authorization is granted is considered the first business day.

* Insider Risk Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Insider Risk Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

* Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the three-day preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.

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EXEMPTIONS FROM REQUIREMENT TO PRECLEAR
Preclearance by Insider Risk Employees is not required for the following transactions:

* Purchases or sales of Exempt Securities (direct obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

* Purchases or sales of municipal bonds, closed-end mutual funds; non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

* Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may only be exempted from preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

* Transactions that are non-volitional on the part of an employee (such as stock dividends);

* The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

*    Changes to elections in the Mellon 401(k) plan;

* Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

*    Sales of rights acquired from an issuer, as described above; and/or

*    Sales effected pursuant to a bona fide tender offer.

GIFTING OF SECURITIES
Insider Risk Employees desiring to make a bona fide gift of securities or who receive a bona fide gift, including an inheritance, of securities do not need to preclear the transaction. However, insider Risk Employees must report such bona fide gifts to the Manager of Corporate Compliance. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Insider Risk Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

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DRIPs, DPPS AND AIPS
Certain companies with publicly traded securities establish:

* Dividend Reinvestment Plans (DRIPs) - These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

* Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

* Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

Participation in a DRIP, DPP or AIP is voluntary.

Insider Risk Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

Insider Risk Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Insider Risk Employees must also preclear all sales through a DRIP, DPP or AIP.

RESTRICTED LIST
The Manager of Corporate Compliance will maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Insider Risk Employees. The Restricted List will not be distributed outside of the office of Corporate Compliance. From time to time, such trading restrictions may be appropriate to protect Mellon and its Insider Risk Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

To assist the Manager of Corporate Compliance in identifying companies that may be appropriate for inclusion on the Restricted List, the department/entity heads in which Insider Risk Employees are employed are required to inform the Manager of Corporate Compliance in writing of any companies they believe should be included on the Restricted List, based upon facts known or readily available to such department heads.

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RESTRICTED LIST (CONT.)
Although the reasons for inclusion on the Restricted List may vary, they could typically include the following:

* Mellon is involved as a lender, investor or adviser in a merger, acquisition or financial restructuring involving the company;

* Mellon is involved as a selling shareholder in a public distribution of the company's securities;

* Mellon is involved as an agent in the distribution of the company's securities;

*    Mellon has received material nonpublic information on the company;

* Mellon is considering the exercise of significant creditors' rights against the company; or

*    The company is a Mellon borrower in Credit Recovery.

Department heads of sections in which insider Risk Employees are employed are also responsible for notifying the Manager of Corporate Compliance in writing of any change in circumstances making it appropriate to remove a company from the Restricted List.

The Manager of Corporate Compliance will retain copies of the restricted lists for five years.

CONFIDENTIAL TREATMENT
The Manager of Corporate Compliance will use his or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personai and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.

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RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" on page 15 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

*    SHORT SALES--Short sales of Mellon securities by employees are prohibited.

* SHORT TERM TRADING--Employees are prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60 calendar day period.

* MARGIN TRANSACTIONS--Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

* OPTION TRANSACTIONS--Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Melion's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

* MAJOR MELLON EVENTS--Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

* Mellon Blackout Period--Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 1 6th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

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MELLON 401(K) PLAN
For purposes of the blackout period and the short term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

* Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

* Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401 (k) for purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

* Employees are not required to preclear any elections or changes made in their 401 (k) account.

* There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

*    The regular salary deferral  contribution to Mellon Common Stock in the 401
     (k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON EMPLOYEE STOCK OPTIONS
RECEIPT--Your receipt of an employee stock option from Mellon is not deemed to be a purchase of a security. Therefore, it is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

EXERCISES--The exercise of an employee stock option that results your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

"CASHLESS" EXERCISES--The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

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MELLON EMPLOYEE STOCK OPTIONS (CONT.)
SALES--The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" on page 15, which is applicable to the following restrictions.

The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below. The following restrictions apply to all securities transactions by employees:

* CREDIT, CONSULTING OR ADVISORY RELATIONSHIP--Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open end mutual funds.

* CUSTOMER TRANSACTIONS--Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

* EXCESSIVE TRADING, NAKED OPTIONS--Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

* FRONT RUNNING--Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

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*    INITIAL  PUBLIC  OFFERINGS--Insider  Risk  Employees  are  prohibited  from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Insider Risk Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

* MATERIAL/NONPUBLIC INFORMATION--Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

* PRIVATE PLACEMENTS--Insider Risk Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

* SCALPING--Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

*    SHORT TERM  TRADING--All  employees are  discouraged  from  purchasing  and
     selling,  or  from  selling  and  purchasing,   the  same  (or  equivalent)
     securities within any 60 calendar day period. .

PROHIBITION ON INVESTMENTS IN SECURITIES OF FINANCIAL SERVICES ORGANIZATIONS You are prohibited from acquiring any security issued by a financial services organization if you are:

*    a member of the Mellon Senior Management Committee.

*    employed in any of the following departments:
     *    Corporate Strategy & Development
     *    Legal (Pittsburgh only)
     *    Finance (Pittsburgh only)

* an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

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PROHIBITION  ON INVESTMENTS  IN SECURITIES OF FINANCIAL  SERVICES  ORGANIZATIONS
(CONT.)
FINANCIAL SERVICES ORGANIZATIONS--The term "security issued by a "financial services organization" includes any security issued by:

*    Commercial  Banks other than  Mellon
*    Bank Holding Companies other than Mellon
*    Insurance Companies
*    Investment Advisory Companies
*    Shareholder Servicing Companies
*    Thrifts
*    Savings and Loan Associations
*    Broker/Dealers * Transfer Agents
*    Other Depository Institutions

The term  "securities  issued by a  financial  services  organization"  DOES NOT
INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

EFFECTIVE DATE--Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

Securities  acquired  in any  account  over which an  employee  has no direct or
indirect   control  over  the   investment   decision   making   process  (e.g.,
discretionary trading accounts) are not subject to this prohibition.

Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

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BENEFICIAL OWNERSHIP
The provisions of the Policy apply to transactions in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

* accounts of a spouse, minor children or relatives to whom substantial support is contributed;

* accounts of any other member of the employee's household (e.g., a relative living in the same home);

* trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

*    corporate accounts controlled, directly or indirectly, by the employee;

* arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

* any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON EMPLOYEE BENEFIT PLANS

The provisions discussed above do not apply to transactions done under a bona fide employee benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of spouse's employee benefit plan.

The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

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PROTECTING CONFIDENTIAL INFORMATION

As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER TRADING AND TIPPING LEGAL PROHIBITIONS
Federal securities laws generally prohibit the trading of securities while in possession of "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

* a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

* tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

*    dividend declarations or changes;

*    extraordinary borrowings or liquidity problems;

* defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

* earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

*    pending  discoveries  or  developments,  such as new  products,  sources of
     materials,  patents,  processes,   inventions  or  discoveries  of  mineral
     deposits;

*    a proposal or agreement concerning a financial restructuring;

* a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

*    a significant expansion or contraction of operations;

*    information about major contracts or increases or decreases in orders;

* the institution of, or a development in, litigation or a regulatory proceeding;

*    developments regarding a company's senior management;

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INSIDER TRADING AND TIPPING LEGAL PROHIBITIONS (CONT.)
*    information about a company received from a director of that company; and

* information regarding a company's possible noncompliance with environmental protection laws.

This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

"Nonpublic"--Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY

Employees who possess material nonpublic information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

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PERSONAL SECURITIES TRADING PRACTICES
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RESTRICTIONS ON THE FLOW OF INFORMATION WITHIN MELLON (THE "CHINESE WALL")
As a diversified financial services organization, Mellon faces unique challenges in complying with the prohibitions on insider trading and tipping of material non-public information, and misuse of confidential information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) THE CHINESE WALL.

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PERSONAL SECURITIES TRADING PRACTICES
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SECTION TWO--APPLICABLE TO INVESTMENT EMPLOYEES

QUICK REFERENCE-INVESTMENT EMPLOYEES

SOME THINGS YOU MUST DO
STATEMENT OF ACCOUNTS AND HOLDINGS--Provide to your Preclearance Compliance Officer a statement of all securities accounts and holdings within 10 days of becoming an Investment Employee, and again annually on request.

DUPLICATE STATEMENTS & CONFIRMATIONS--Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Compliance:
*    Trade confirmations summarizing each transaction

*    Periodic statements

Exhibit  A  can  be  used  to  notify  your  broker.   Contact  your  designated
Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have a beneficial interest.

PRECLEARANCE--Before initiating a securities transaction, written preclearance must be obtained from the designated Preclearance Compliance Officer. This can be accomplished by completing a Preclearance Request Form and:
* delivering or faxing the request to the designated Preclearance Compliance Officer, or

* contacting the designated Preclearance Compliance Officer for other available notification options. Preclearance Request Forms can be obtained from the designated Preclearance Compliance Officer. If preclearance approval is received the trade should be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance approval will expire.

SPECIAL APPROVALS
* Acquisition of securities in a Private Placement must be precleared by the employee's Department/Entity head, the Manager of Corporate Compliance and the designated Preclearance Compliance Officer.

* Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

SOME THINGS YOU MUST NOT DO
MELLON   SECURITIES--The   following   transactions  in  Mellon  securities  are
prohibited for all Mellon Employees:
*    Short sales

*    Purchasing and selling or selling and purchasing within 60 days

*    Purchasing or selling during a blackout period

*    Margin purchases or options other than employee options.

NON-MELLON SECURITIES--
* Purchasing and selling or selling and purchasing within 60 days is discouraged, and any profits must be disgorged.

* New investments in financial services organizations are prohibited for certain employees only (see page 30).

OTHER RESTRICTIONS are detailed throughout Section Two. READ THE POLICY!

EXEMPTIONS
Preclearance is NOT required for:

* Purchases or sales of high quality short-term debt instruments, non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, open-end mutual funds, non-affiliated closed-end investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.)

* Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.

* Transactions that are non-volitional on the part of an employee (such as stock dividends).

*    Changes in elections under Mellon's 401 (k) Retirement Savings Plan.

*    An exercise of an employee stock option administered by Human Resources.

* Automatic reinvestment of dividends under a DRIP or Automatic Investment Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.)

* Sales of securities pursuant to tender offers and sales or exercises of "Rights" (see page 23).

QUESTIONS?
Contact your designated Preclearance Compliance Officer. If you don't know who that is, call 412-234-1661.

THIS PAGE IS FOR REFERENCE PURPOSES ONLY. EMPLOYEES ARE REMINDED THEY MUST READ THE POLICY AND COMPLY WITH ITS PROVISIONS.

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PERSONAL SECURITIES TRADING PRACTICES
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STANDARDS OF CONDUCT FOR iNVESTMENT EMPLOYEES

Because of their particular responsibilities, Investment Employees are subject to preclearance and personal securities reporting requirements, as discussed below.

Every Investment Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

CONFLICT OF INTEREST
No employee may engage in or recommend any securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC INFORMATION
No employee may divulge the current portfolio positions, or current or anticipated portfolio transactions, programs or studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS
TRADING ACCOUNTS--AII Investment Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.

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                                                                         page 20

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PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

PERSONAL SECURITIES TRANSACTIONS REPORTS
STATEMENTS & CONFIRMATIONS--All Investment Employees are required to instruct their broker, trust account manager or other entity which they have a securities trading account to submit directly to the Manager of Corporate Compliance or designated Preclearance Compliance Officer copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the and the account has the capability to have reportable securities traded in it, the Investment Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance or designated Preclearance Comp~iance Officer. Exhibit A is an example of an instruction letter to a broker.

OTHER SECURITIES TRANSACTIONS which were not completed through a brokerage account, such as gifts, inheritances, spin-offs from securities held outside brokerage accounts, or other transfers must be reported to the designated Preclearance Compliance Officer within 10 days.

PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS
All Investment Employees must notify the designated Preclearance Compliance Officer in writing and receive preclearance before they engage in any purchase or sale of a security for their own accounts. Investment Employees should refer to the provisions under "Beneficial Ownership" on page 31, which are applicable to these provisions.

All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the designated Preclearance Compliance Officer.

The designated Preclearance Compliance Officer will notify the Investment Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

Notifications may be given in writing or verba~ly by the designated Preclearance Compliance Officer to the Investment Employee. A record of such notification will be maintained by the designated Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Employee to obtain a written record of the designated Preclearance Compliance Officer's notification within 48 hours of such notification. The Investment Employee should retain a copy of this written record.

As there could be many reasons for preclearance being granted or denied, Investment Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

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PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

PRECLEARANCE FOR PERSONAL SECURITIES TRANSACTIONS (CONT.)
Although making a preclearance request does not obligate an Investment Employee to do the transaction, it should be noted that:

* Preclearance requests should not be made for a transaction that the Investment Employee does not intend to make.

* The order for a transaction should be placed with the broker on the same day that preclearance authorization is received. The broker must execute the trade by the close of business on the next business day, at which time the preclearance authorization will expire.

* Investment Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Investment Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

* Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.

BLACKOUT POLICY
Except as described below, Investment Employees will not generally be given clearance to execute a transaction in any security that is on the restricted list maintained by their Preclearance Compliance Officer, or for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds.

Exceptions--Regardless of any restrictions above, Investment Employees will generally be given clearance to execute the following transactions:

* Purchase or sale of up to $50,000 of securities of the top 200 issuers on the Russell list of largest publicly traded companies.

* Purchase or sale of up to the greater of 100 shares or $10,000 of securities ranked 201 to 500 on the Russell list of largest publicly traded companies.

The Investment Employee is limited to two such trades in the securities of any one issuer in any calendar month.

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                                                                         page 22

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PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

EXEMPTIONS FROM REQUIREMENT TO PRECLEAR
Preclearance is not required for the following transactions:

* Purchases or sales of Exempt Securities (direct obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

* Purchases or sales of non-affiliated closed-end investment companies; non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

* Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

* Transactions that are non-volitional on the part of an employee - (such as stock dividends);

* The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

*    Changes to elections in the Mellon 401 (k) plan;

* Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

*    Sales of rights acquired from an issuer, as described above; and/or

*    Sales effected pursuant to a bona fide tender offer.

GIFTING OF SECURITIES
Investment Employees desiring to make a bona fide gift of securities or who receive a bona fide gift of securities do not need to preclear the transaction. However, Investment Employees must report such bona fide gifts to the designated Preclearance Compliance Officer. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Investment Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

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PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

DRIPS, DPPs and AlPs
Certain companies with publicly traded securities establish:

* Dividend Reinvestment Plans (DRIPs)--These permit shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

* Direct Purchase Plans (DPPs)--These allow purchasers to buy stock by sending a check directly to the issuer, withowt using a broker.

* Automatic investment Plans (AlPs)--These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

Participation in a DRIP, DPP or AIP is voluntary.

Investment Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

Investment Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Investment Employees must also preclear all sales through a DRIP, DPP or AIP.

STATEMENT OF SECURITIES    ACCOUNTS AND HOLDINGS
Within ten days of receiving this Policy and on an annual basis thereafter, all Investment Employees must submit to the designated Preclearance Compliance
Officer:

* a listing of all securities trading accounts in which the employee has a beneficial interest.

* a statement of all securities in which they presently have any direct or indirect beneficial ownership other than Exempt Securities, as defined in the Glossary.

The annual report must be completed upon the request of Corporate Compliance, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the Investment Employee has read and complied with this Policy.

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PERSONAL SECURITIES TRADING PRACTICES
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RESTRICTED LIST
Each Preclearance Compliance Officer will maintain a list (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Investment Employees in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its Investment Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

The Preclearance Compliance Officer will retain copies of the restricted lists for five years.

CONFIDENTIAL TREATMENT
The Manager of Corporate Compliance and/or Preclearance Compliance Officer will use hiss or her best efforts to assure that all requests for preclearance, all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However such documents will be available for inspection by appropriate regulatory agencies, and by others parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy. Documents received from Investment Employees are also available for inspection by the boards of directors of 40-Act entities and by the boards of directors (or trustees or managing general partners, as applicable) of the investment companies managed or administered by 40-Act entities.

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PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

Investment Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" on page 31 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

*    SHORT SALES-Short sales of Mellon securities by employees are prohibited.

* SHORT TERM TRADING-Investment Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanction, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.

* MARGIN TRANSACTIONS-Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

* OPTION TRANSACTIONS-Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

* MAJOR MELLON EVENTS-Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

* MELLON BLACKOUT PERIOD-Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 1 6th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

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                                                                         page 26


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PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

MELLON 401(K) PLAN

For purposes of the blackout period and the short term trading rule, employees changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

* Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

* Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

* with respect to Investment Employees, any profits realized on short term changes in the 401(k) will not have to be disgorged.

* changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: This does not apply to members of the. Executive Management Group, who should consult with the Legal Department.)

Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

* Employees are not required to preclear any elections or changes made in their 401(k) account.

* There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

* The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON EMPLOYEE STOCK OPTIONS RECEIPT-Your receipt of an employee stock option from Mellon is not deemed to be a purchase of a security. Therefore, it is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

EXERCISES-The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

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PERSONAL SECURITIES TRADING PRACTICES
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MELLON EMPLOYEE STOCK OPTIONS (CONT.)

"CASHLESS" EXERCISES-The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

SALES-The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Empioyees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

The following restrictions apply to all securities transactions by employees:

* CUSTOMER TRANSACTIONS-Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

* EXCESSIVE TRADING, NAKED OPTIONS-Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

* FRONT RUNNING-Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

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*    INITIAL PUBLIC OFFERINGS-Investment Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Investment Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

* MATERIAL NONPUBLIC INFORMATION-Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

* PRIVATE PLACEMENTS-Investment Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance, the designated
     Preclearance Compliance Officer and the Investment Employee's department head. Approval must be given by all three persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, Investment Employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

* SCALPING-Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

* SHORT TERM TRADING-All Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. With respect to Investment Employees, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management. Exception: securities may be sold pursuant to a bona fide tender offer without disgorgement under the 60-day rule.

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PROHIBITION ON INVESTMENTS IN SECURITIES OF FINANCIAL SERVICES ORGANIZATION
You are prohibited from acquiring any security issued by a financial services organization if you are:

*    a member of the Mellon Senior Management Committee.

*    employed  in any of the  following  departments:
     *    Corporate Strategy & Development
     *    Legal (Pittsburgh only)
     *    Finance (Pittsburgh only)

* an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

FINANCIAL SERVICES ORGANIZATIONS-The term "security issued by a financial services organization" includes any security issued by:

*    Commercial Banks other than Mellon
*    Bank Holding Companies other than Mellon
*    Insurance Companies
*    Investment Advisory Companies
*    Shareholder Servicing Companies
*    Thrifts
*    Savings and Loan Associations
*    Broker/Dealers
*    Transfer Agents
*    Other Depository Institutions

The term  "securities  issued by a  financial  services  organization"  DOES NOT
INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

EFFECTIVE DATE-Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

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BENEFICIAL OWNERSHIP
The provisions of the Policy apply to transactions in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

* accounts of a spouse, minor children or relatives to whom substantial support is contributed;

* accounts of any other member of the employee's household (e.g., a relative living in the same home);

* trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

*    corporate accounts controlled, directly or indirectly, by the employee;

* arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

* any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON EMPLOYEE BENEFIT PLANS
The provisions discussed above do not apply to transactions done under a bona fide employee benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

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PROTECTING CONFIDENTIAL INFORMATION

As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER TRADING AND TIPPING LEGAL PROHIBITIONS
Federal securities laws generally prohibit the trading of securities while in possession of "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

* a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

* tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

*    dividend declarations or changes;

*    extraordinary borrowings or liquidity problems;

* defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

* earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

*    pending  discoveries  or  developments,  such as new  products,  sources of
     materials,  patents,  processes,   inventions  or  discoveries  of  mineral
     deposits;

*    a proposal or agreement concerning a financial restructuring;

* a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

*    a significant expansion or contraction of operations;

*    information about major contracts or increases or decreases in orders;

* the institution of, or a development in, litigation or a regulatory proceeding;

*    developments regarding a company's senior management;

*    information about a company received from a director of that company; and

* information regarding a company's possible noncompliance with environmental protection laws.

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INSIDER TRADING AND TIPPING LEGAL PROHIBITIONS (CONT.)
This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

"Nonpublic"-Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY
Employees who possess material nonpublic information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

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RESTRICTIONS ON THE FLOW OF INFORMATION WITHIN MELLON (THE "CHINESE WALL")
As a diversified financial services organization, Mellon faces unique challenges in complying with the prohibitions on insider trading and tipping of material non-public information, and misuse of confidential information. This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) THE CHINESE WALL.

SPECIAL PROCEDURES FOR ACCESS DECISION MAKERS
Certain Portfolio Managers and Research Analysts in the fiduciary businesses have been designated as Access Decision Makers and are subject to additional procedures which are discussed in a separate edition of the Securities Trading Policy. If you have reason to believe that you may be an Access Decision Maker, contact your supervisor, designated Preclearance Compliance Officer or the Manager of Corporate Compliance.

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SECTION THREE-APPLICABLE TO OTHER EMPLOYEES

QUICK REFERENCE-OTHER EMPLOYEES

SOME THINGS YOU MUST DO
* If you buy or sell Mellon Financial Corporation securities you must provide a report of the trade and a copy of the broker confirmation within 10 days of transaction to the Manager of Corporate Compliance, AIM 151 -4340. This does not apply to the exercise of employee stock options, or changes in elections under Mellon's 401(k) Retirement Savings Plan.

* If you want to purchase any security in a Private Placement you must first obtain the approval of your Department/Entity head and the Manager Corporate Compliance. Contact the Manager of Corporate Compliance at 412-234-0810.

* Acquisition of securities through an allocation the underwriter of an Initial Public Offering (IPO) isprohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

* For Employees who are subject to the prohibition on new investments in financial services organizations (certain employees only-see page 41), broker must send directly to Manager of Corporate Compliance, Mellon Financial Corporation, PO Box 3130, Pittsburgh, PA 15230-3130:

*    Broker trade confirmations summarizing each transaction

*    Periodic statements

Exhibit A can be used to notify your broker of all accounts for which your broker will be responsible for sending duplicate confirmations and statements

SOME THINGS YOU MUST NOT DO
MELLON   SECURITIES--The   following   transactions  in  Mellon  securities  are
prohibited for all Mellon Employees:
*    Short sales

*    Purchasing and selling or selling and purchasing within 60 days

*    Purchasing or selling during a blackout period

*    Margin purchases or options other than employee options

NON-MELLON SECURITIES
* New investments in financial services organizations (certain employees only--see page 41).

OTHER RESTRICTIONS are detailed throughout Section Three.  READ THE POLICY!

QUESTIONS?
412-234-1661

THIS PAGE IS FOR REFERENCE PURPOSES ONLY. EMPLOYEES ARE REMINDED THEY MUST READ THE POLICY AND COMPLY WITH ITS PROVISIONS.

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STANDARDS OF CONDUCT FOR OTHER EMPLOYEES

Every Other Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

CONFLICT OF INTEREST
No employee may engage in or recommend any securities transaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL NONPUBLIC INFORMATION
No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS
TRADING ACCOUNTS - All employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account.

PERSONAL SECURITIES TRANSACTIONS REPORTS
Other Employees must report in writing to the Manager of Corporate Compliance within ten calendar days whenever they purchase or sell Mellon securities. Purchases and sales include optionai cash purchases under Mellon's Dividend Reinvestment and Common Stock Purchase Plan (the "Mellon DRIP").

It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's 401 (k) Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, and the receipt or exercise of options under Mellon's employee stock option plans are not considered purchases or sales for the purpose of this reporting requirement.

BROKERAGE ACCOUNT STATEMENTS
Certain Other Employees are subject to the restriction on investments in financial services organizations and are required to instruct their brokers to send statements directly to Corporate Compliance. See page 41.

An example of an instruction letter to a broker is contained in Exhibit A.

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CONFIDENTIAL TREATMENT
The Manager of Corporate Compliance will use his or her best efforts to assure that all personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.

RESTRICTIONS ON TRANSACTIONS IN MELLON SECURITIES

Employees who engage in transactions involving Mellon securities should be aware of their unique responsibilities with respect to such transactions arising from the employment relationship and should be sensitive to even the appearance of impropriety.

The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be expected to exercise influence or control (see provisions under "beneficial Ownership" on page 42 for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

*    SHORT SALES-Short sales of Mellon securities by employees are prohibited.

* SHORT TERM TRADING-Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period.

* MARGIN TRANSACTIONS-Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

* OPTION TRANSACTIONS-Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

o MAJOR MELLON EVENTS-Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

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*    MELLON  BLACKOUT  PERIOD-Employees  are  prohibited  from buying or selling
     Mellon's publicly traded securities during a blackout period. The blackout period begins the 1 6th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

MELLON 401(K) PLAN
For purposes of the blackout period and the short term trading rule, employees' changing their existing account balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

* Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

* Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401
     (k) plan will not be compared to transactions in Mellon securities outside the 401 (k) for purposes of the 60-day rule. (Note: This does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

* Employees are not required to preclear any elections or changes made in their 401(k) account.

* There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

* The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

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MELLON EMPLOYEE STOCK OPTIONS
RECEIPT-Your receipt of an employee stock option from Mellon is not deemed to be a purchase of a security. Therefore, it is exempt from reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

EXERCISES-The exercise of an employee stock option that results in your holding the shares is exempt from reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

"CASHLESS" EXERCISES-The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

SALES-The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

RESTRICTIONS ON TRANSACTIONS IN OTHER SECURITIES

Purchases or sales by an employee of the securities of issuers with which Mellon does business, or other third party issuers, could result in liability on the part of such employee. Employees should be sensitive to even the appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" on page 42, which is applicable to the following restrictions. The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

The following restrictions apply to all securities transactions by employees:

* CREDIT, CONSULTING OR ADVISORY RELATIONSHIP--Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open end mutual funds.

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*    CUSTOMER  TRANSACTIONS-Trading  for  customers and Mellon  accounts  should always take precedence over employees' transactions for their own or related accounts.

* EXCESSIVE TRADING, NAKED OPTIONS-Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

* FRONT RUNNING-Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

* INITIAL PUBLIC OFFERINGS-Other Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Other Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

* MATERIAL NONPUBLIC INFORMATION-Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

* PRIVATE PLACEMENTS-Other Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

* SCALPING-Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

* SHORT TERM TRADING-Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.

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                                                                         page 40

PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

PROHIBITION ON INVESTMENTS IN SECURITIES OF FINANCIAL SERVICES ORGANIZATIONS
You are prohibited from acquiring any security issued by a financial services organization if you are:

*    a member of the Mellon Senior Management Committee.

*    employed in any of the following departments:
     *    Corporate Strategy & Development
     *    Legal (Pittsburgh only)
     *    Finance (Pittsburgh only)

* an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

BROKERAGE ACCOUNTS-All employees subject to this restriction on investments in financial services organizations are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account has no reportable securities traded in it, the employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance. Ari example of an instruction letter to a broker is contained in Exhibit A.

FINANCIAL SERVICES ORGANIZATIONS-The term "security issued by a financial services organization" includes any security issued by:

*    Commercial Banks other than Mellon
*    Bank Holding Companies other than Mellon
*    Insurance Companies
*    Investment Advisory Companies
*    Shareholder Servicing Companies
*    Thrifts
*    Savings and Loan Associations
*    Broker/Dealers
*    Transfer Agents
*    Other Depository Institutions

The term "securities issued by a financial services organization" does not include securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

EFFECTIVE DATE-Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

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


PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

PROHIBITION ON INVESTMENTS IN SECURITIES OF FINANCIAL SERVICES ORGANIZATIONS (CONT.)
Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

BENEFICIAL OWNERSHIP
The provisions of the Policy apply to transactions in the employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

* accounts of a spouse, minor children or relatives to whom substantial support is contributed;

* accounts of any other member of the employee's household (e.g., a relative living in the same home);

* trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

*    corporate accounts controlled, directly or indirectly, by the employee;

* arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

* any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON EMPLOYEE BENEFIT PLANS
The provisions discussed above do not apply to transactions done under a bona fide employee benefits plan administered by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon empioyee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

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                                                                         page 42

PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

PROTECTING CONFIDENTIAL INFORMATION
As an employee you may receive information about Mellon, its customers and other parties that, for various reasons, should be treated as confidential. All employees are expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER TRADING AND TIPPING LEGAL PROHIBITIONS
Federal securities laws generally prohibit the trading of securities while in possession of "material nonpublic" information regarding the issuer of those securities (insider trading). Any person who passes along material nonpublic information upon which a trade is based (tipping) may also be liable.

Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

* a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

* tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

*    dividend declarations or changes;

*    extraordinary borrowings or liquidity problems;

* defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

* earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

*    pending  discoveries  or  developments,  such as new  products,  sources of
     materials,  patents,  processes,   inventions  or  discoveries  of  mineral
     deposits;

*    a proposal or agreement concerning a financial restructuring;

* a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

*    a significant expansion or contraction of operations;

*    information about major contracts or increases or decreases in orders;

* the institution of, or a development in, litigation or a regulatory proceeding;

* developments regarding a company's senior management; information about a company received from a director of that company; and

* information regarding a company's possible noncompliance with environmental protection laws.

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page 43

PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

INSIDER TRADING AND TIPPING LEGAL PROHIBITIONS (CONT.)
This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

"NONPUBLIC"-Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY
Employees who possess material nonpublic information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.

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                                                                         page 44

PERSONAL SECURITIES TRADING PRACTICES
--------------------------------------------------------------------------------

RESTRICTIONS ON THE FLOW OF INFORMATION WITHIN MELLON (THE "CHINESE WALL")
As a diversified financial services organization, Mellon faces unique challenges in complying with the prohibitions on insider trading and tipping of material non-public information, and misuse of confidential information This is because one Mellon unit might have material nonpublic information about a company while other Mellon units may have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 9(33-2(C) THE CHINESE WALL.

--------------------------------------------------------------------------------
page 45

GLOSSARY
--------------------------------------------------------------------------------

DEFINITIONS

* 40-ACT ENTITY-A Mellon entity registered under the Investment Company Act and/or the Investment Advisers Act of 1940.

* ACCESS DECISION MAKER-A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

* Access Person-As defined by Rule 1 7j-1 under the Investment Company Act of 1940, "access person" means:

     (A) With respect to a registered investment company or an investment adviser thereof, any director, officer, general partner, or advisory person (see definition below), of such investment company or investment adviser;

     (B) With respect to a principal underwriter, any director, officer, or general partner of such principal underwriter who in the ordinary course of his business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.

     (C) Notwithstanding the provisions of paragraph (A) hereinabove, where the investment adviser is primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.

     (D) An investment adviser is "primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.

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                                                                         page 46

GLOSSARY
--------------------------------------------------------------------------------

* ADVISORY PERSON of a registered investment company or an investment adviser thereof means:

     (A) Any employee of such company or investment adviser (or any company in a control relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and

     B) Any natural person in a control relationship to such company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

*    APPROVAL-written consent or written notice of non-objection.

* BENEFICIAL OWNERSHIP-The definition that follows conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise employees on this definition. It is the responsibility of employee to read the definition and based on that definition, determine whether he/she is the beneficial owner of an account. If the employee determines that he/she is not a beneficial owner of an account and Corporate Compliance becomes aware of the existence of the account, the employee will be responsible for justifying his/her determination.

Securities owned of record or held in the employee's name are, generally considered to be beneficially owned by the employee.

Securities held in the name of any other person are deemed to be beneficially owned by the employee if by reason of any contract, understanding, relationship, agreement or other arrangement, the employee obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the employee's benefit (regardless of record ownership), e.g., securities held for the employee or members of the employee's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the employee, but which have not been transferred into the employee's name on the books of the company; securities which the employee has pledged; or securities owned by a corporation that should be regarded as the employee's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the employee's immediate family, which includes the employee's spouse, the employee's minor children and stepchildren and the employee's relatives or

--------------------------------------------------------------------------------
page 47

GLOSSARY
--------------------------------------------------------------------------------

* BENEFICIAL OWNERSHIP-definition continued: the relatives of the employee's spouse who are sharing the employee's home, unless because of countervailing circumstances, the employee does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An employee is also deemed the beneficial owner of securities held in the name of some other person, even though the employee does not obtain benefits of ownership, if the employee can vest or revest title in himself at once, or at some future time.

     In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1 ) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

     With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the employee as trustee or a member of the employee's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the employee of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the employee as the settlor has the power to revoke the trust without obtaining consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the employee being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the employee's prior approval as settlor or beneficiary. "Immediate family" of an employee as trustee means the employee's son or daughter (including any legally adopted children) or any descendant of either, the employee's stepson or stepdaughter, the employee's father or mother or any ancestor of either, the employee's stepfather or stepmother and the employee's spouse.

     To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio

--------------------------------------------------------------------------------
                                                                         page 48

GLOSSARY
--------------------------------------------------------------------------------

* BENEFICIAL OWNERSHIP-definition continued: securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

     Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

     The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the employee may include security holdings of other members of his family, the employee may nonetheless disclaim beneficial ownership of such securities.

* "CHINESE WALL" POLICY-procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

* DIRECT FAMILY RELATION-employee's husband, wife, father, mother, brother, sister, daughter or son. Includes the preceding plus, where appropriate, the following prefixes/suffix: grand-, step-, foster-, half- and -in-law.

* DISCRETIONARY TRADING ACCOUNT-an account over which the employee has no direct or indirect control over the investment decision making process.

* EMPLOYEE-any employee of Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees; does not include consultants and contract or temporary employees.

*    EXEMPT SECURITIES-Exempt Securities are defined as:

     *    direct obligations of the government of the United States;
     *    high quality short-term debt instruments;
     *    bankers' acceptances;
     *    bank certificates of deposit and time deposits;
     *    commercial paper;
     *    repurchase agreements;
     *    securities issued by open-end investment companies;

--------------------------------------------------------------------------------
page 49

GLOSSARY
--------------------------------------------------------------------------------

*    FAMILY RELATION-see direct fami~ly relation.

* GENERAL COUNSEL-General Counsel of Mellon Financial Corporation or any person to whom relevant authority is delegated by the General Counsel.

* INDEX FUND-an investment company or managed portfolio which contains securities of an index in proportions designed to replicate the return of the index.

* INITIAL PUBLIC OFFERING (IPO)-the first offering of a company's securities to the public through an allocation by the underwriter.

* INVESTMENT CLUB-is a membership organization where investors make joint decisions on whicl1 securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of an investment club participates in the investment decision making process, Insider Risk Employees, Investment Employees and Access Decision Makers belonging to such investment clubs must preclear and report the securities transactions contemplated by such investment clubs. In contrast, a private investment company is an organization where the investor invests his/her money, but has no direct control over the way his/her money is invested. Insider Risk Employees, Investment Employees and Access Decision Makers investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company. Insider Risk Employees, Investment Employees and Access Decision Makers are required to report their investment in a private investment company to the Manager of Corporate Compliance and certify to the Manager of Corporate Compliance that they have no direct control over the way their money is invested.

* INVESTMENT COMPANY-a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds arc investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

* INVESTMENT ETHICS COMMITTEE is composed of investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:

*    President  and  Chief  Investment   Officer  of  The  Dreyfus   Corporation
     (Committee Chair)

*    General Counsel, Mellon Financial Corporation

*    Chief Risk Management Officer, Mellon Trust

*    Manager of Corporate Compliance, Mellon Financial Corporation

--------------------------------------------------------------------------------
                                                                         page 50

GLOSSARY
--------------------------------------------------------------------------------

*    Corporate Chief Auditor, Mellon Financial Corporation

*    Chief Investment Officer, Mellon Private Asset Management

*    Executive Officer of a Mellon investment adviser (rotating membership)

     The Committee has oversight of issues related to personal securities trading and investment activity by Access Decision Makers.

* MANAGER OF CORPORATE COMPLIANCE-the employee within the Audit & Risk Review Department of Mellon Financial Corporation who is responsible for administering the Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

* MELLON-Mellon Financial Corporation and all of its direct and indirect subsidiaries.

* OPTION-a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

*    Call Options

     If a Mellon employee buys a call option, the employee is considered to have purchased the underlying security on the date the option was purchased.

     If a Mellon employee sells a call option, the employee is considered to have sold the underlying security on the date the option was sold.

*    Put Options

     If a Mellon employee buys a put option, the employee is considered to have sold the underlying security on the date the option was purchased.

     If a Mellon employee sells a put option, the employee is considered to have bought the underlying security on the date the option was sold.

Below is a table describing the above:

                  Transaction Type
                  ----------------

         Option Type             Buy                       Sale
         -----------             ---                       ----

         Put                     Sale of                   Purchase of
                                 Underlying Security       Underlying Security

         Call                    Purchase of               Sale of
                                 Underlying Security       Underlying Security

--------------------------------------------------------------------------------
page 51

GLOSSARY
--------------------------------------------------------------------------------

* PRECLEARANCE COMPLIANCE OFFICER-a person designated by the Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

*    PRIVATE   PLACEMENT-AN   offering  of   securities   that  is  exempt  from
     registration under the Securities Act of 1933 because it does not constitute a public offering. Includes limited partnerships.

* SENIOR MANAGEMENT COMMITTEE-the Senior Management Committee of Mellon Financial Corporation.

* SHORT SALE-the sale of a security that is not owned by the seller at the time of the trade.

--------------------------------------------------------------------------------
                                                                         page 52

EXHIBIT A--SAMPLE INSTRUCTION
LETTER TO BROKER

[Graphic omitted]  MELLON

Date

Broker ABC
Street Address
City, State ZIP


Re:      John Smith & Mary Smith
         Account No. xxxxxxxxxxxx


In connection with my existing brokerage accounts at your firm noted above, please be advised that the Compliance Department of my employer should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:

         Manager, Corporate Compliance
         Mellon Financial Corporation
         PO Box 3130 Pittsburgh, PA  15230-3130

         or

         Preclearance Compliance Officer
         (obtain address from your designated Preclearance Compliance Officer)

Thank you for your cooperation in this request.


Sincerely yours,



Employee



cc:  Manager, Corporate Compliance (151-4340) or Preclearance Compliance Officer

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              Questions Concerning the Securities Trading Policy?
                  Contact Corporate Compliance, (412) 234-1661
              AIM 151-4350, Mellon Bank, Pittsburgh, PA 15258-0001

                            [Graphic omitted] MELLON

                              CORPORATE COMPLIANCE
                                 www.mellon.com

CO-1041 Rev. 06/00 PD 06/00